UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including zip code)

800-292-8991

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On July 11, 2016, Life Clips, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of all of the outstanding equity securities of Batterfly Energy Ltd., an Israel-based corporation that develops and distributes a single-use, cordless battery for use with cellular phones and other mobile devices (“Batterfly”), as a result of which, Batterfly is now a wholly-owned subsidiary of the Company. The Acquisition was completed pursuant to a Stock Purchase Agreement, dated as of June 10, 2016 (the “Purchase Agreement”), among the Company, Batterfly and all of the shareholders of Batterfly, as amended.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the closing of the Acquisition, and pursuant to the terms of the Purchase Agreement, the Company issued a promissory note and stock pledge agreement to Batterfly’s shareholders and optionholder (together, the “Sellers”) payable in the amount of $500,000 (the “Promissory Note”). The Promissory Note bears interest at 1.0% per annum, and the principal and accrued interest is due and payable to the Sellers in two equal installments on each of the date that is four months from the closing date and eight months from the closing date. The Promissory Note contains customary events of default, including, without limitation, for nonpayment, bankruptcy or insolvency and appointment of a trustee, receiver or liquidator. The Promissory Note is secured by a pledge of all of the shares of Batterfly stock acquired by the Company in the Acquisition. The Promissory Note is not convertible or exercisable for any securities of the Company.

There is no material relationship between the Company or its affiliates, on the one hand, and Batterfly or Batterfly’s shareholders, on the other hand, other than in respect of the Acquisition and a consulting agreement entered into in connection with the Acquisition among the Company and Batterfly's two largest shareholders.

This description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Promissory Note, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As noted above, on July 11, 2016, the Company completed the Acquisition of all of the outstanding equity securities of Batterfly, as a result of which, Batterfly is now a wholly-owned subsidiary of the Company. The Acquisition was completed pursuant to the Stock Purchase Agreement. Under the terms of the Purchase Agreement, the Company acquired all of the outstanding capital stock of Batterfly in exchange for consideration in the form of:

(i)	an aggregate $1,037,795 in cash, of which $637,795 was paid at or prior to closing to, or will be set aside for, satisfying all outstanding liabilities of Batterfly, with the remainder paid in installments on the dates that are 12 months and 16 months after the closing;

(ii)	the Promissory Note;

(iii)	10,000,000 shares of the Company’s common stock, of which:

(1)	5,000,000 have been issued to the Sellers, subject only to the restrictions imposed by the Securities Act (as defined below);

(2)	3,000,000 have been issued in escrow to secure the former Batterfly shareholders’ obligation to indemnify the Company and its affiliates under certain circumstances, as specified in the Purchase Agreement, which shares shall be released on July 11, 2017, the one-year anniversary date of the closing date of the Acquisition;

(3)	2,000,000 have been issued in escrow to secure the former Batterfly shareholders’ obligation to indemnify the Company and its affiliates under certain circumstances, as specified in the Purchase Agreement, which shares shall be released on the date that the Company has sold an aggregate of 1,000,000 units of Batterfly’s products after closing; and

(iv)	quarterly payments of cash, up to an aggregate amount of $2,000,000, based on the number of Batterfly’s products sold by the Company after the closing date of the Acquisition.

The shares of the Company’s common stock issued at closing have been offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated under the Securities Act. To that effect, each Batterfly Shareholder has represented to the Company in the Purchase Agreement that he or she is a not a “U.S. Person” (as defined by Regulation S), is not acquiring the Company’s shares for the account or benefit of a U.S. Person and will only resell the shares under Regulation S, an effective registration statement under the Securities Act or an available exemption from registration under the Securities Act.

This description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Promissory Note provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed pursuant to this item will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to this item will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement by and among Batterfly Energy Ltd., Life Clips, Inc. and the Shareholders of Batterfly Energy Ltd., dated as of June 10, 2016 (incorporated by reference to the registrant’s Form 8-K filed on June 14, 2016)

10.1	Promissory Note and Stock Pledge Agreement, dated July 11, 2016, from Life Clips, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: July 12, 2016	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement by and among Batterfly Energy Ltd., Life Clips, Inc. and the Shareholders of Batterfly Energy Ltd., dated as of June 10, 2016 (incorporated by reference to the registrant’s Form 8-K filed on June 14, 2016)

10.1	Promissory Note and Stock Pledge Agreement, dated July 11, 2016, from Life Clips, Inc.